UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2016

TRIBUNE PUBLISHING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36230	38-3919441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 North Michigan Avenue

Chicago, Illinois, 60611

(Address of Principal Executive Offices) (Zip Code)

312-222-9100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 4, 2016, Tribune Publishing Company (“Tribune”) issued a press release announcing that, after thorough consideration and with the assistance of its legal and financial advisors, the Tribune Board of Directors unanimously concluded that it is not prepared to engage with Gannett Co., Inc. (“Gannett”) about Gannett’s previously announced unsolicited acquisition proposal based on the value indicated by Gannett.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 4, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: May 4, 2016	By:	/s/ Terry Jimenez
	Name:	Terry Jimenez
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 4, 2016